AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996.
                                                      REGISTRATION NO. 33-56546

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                        POST-EFFECTIVE AMENDMENT NO. 1                       [X]

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                       [X]

                                AMENDMENT NO. 6                              [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                   SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       333 SOUTH GRAND AVENUE, SUITE 4075, LOS ANGELES, CALIFORNIA 90071
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                 REGISTRANT'S TELEPHONE NUMBER: (213) 628-2907

                               STEVEN W. ARNOLD
                      333 SOUTH GRAND AVENUE, SUITE 4075
                         LOS ANGELES, CALIFORNIA 90071
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:

   ROBERT A. GRAHAM, JR., ESQ.                     PAUL F. ROYE, ESQ.
 LAW OFFICES OF ROBERT A. GRAHAM, JR.            DECHERT PRICE & RHOADS
   41 E. FOOTHILL BLVD., SUITE 106           1500 K STREET, N.W., SUITE 500
      ARCADIA, CA 91006                          WASHINGTON, D.C. 20005


  The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant intends to file the notice required by Rule 24f-2 with respect to its fiscal year ending March 31, 1997 on or before May 31, 1997.

  The Registrant hereby amends this Registration Statement on such dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

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

                  THE STARBUCK TISDALE GROWTH AND INCOME FUND

                             CROSS-REFERENCE SHEET

             REQUIRED BY RULE 404 UNDER THE SECURITIES ACT OF 1933

                                     PART A

       ITEM                                                HEADING
       ----                                                -------
  1.   Cover Page........................................  Cover Page
  2.   Synopsis..........................................  Fund Expenses
  3.   Condensed Financial Information...................  Not Applicable
  4.   General Description of Registrant.................  The Fund; Investment Objective
                                                            and Policies; Other Investment
                                                            Policies and Their Related Risks
  5.   Management of the Fund............................  Management of the Company and the
                                                            Fund; Brokerage Commissions;
                                                            Other Information
  6.   Capital Stock and Other Securities................  Other Information; Taxation;
                                                            Dividends and Distributions
  7.   Purchase of Securities Being Offered..............  Purchase of Shares; Net Asset
                                                            Value
  8.   Redemption or Repurchase..........................  Redemption of Shares
  9.   Pending Legal Proceedings.........................  Not Applicable

                                     PART B

 10.   Cover Page........................................  Cover Page
 11.   Table of Contents.................................  Table of Contents
 12.   General Information and History...................  Not Applicable
 13.   Investment Objectives and Policies................  Investment Objective and Policies
                                                            and Associated Risks; Investment
                                                            Restrictions
 14.   Management of the Fund............................  Directors and Officers;
                                                            Investment Advisory and Other
                                                            Services
 15.   Control Persons and Principal.....................  Not Applicable Holders of
                                                            Securities
 16.   Investment Advisory and Other Services............  Investment Advisory
 17.   Brokerage Allocation and Other Practices..........  Brokerage Allocation and
                                                            Portfolio Transactions
 18.   Capital Stock and Other Securities................  Other Information--Part A
 19.   Purchase, Redemption and Pricing of Securities
        Being Offered....................................  Purchases, Redemption and Pricing
                                                            of Shares
 20.   Tax Status........................................  Tax Status
 21.   Underwriters......................................  Distribution of Fund Shares
 22.   Financial Statements..............................  Financial Statements

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

              SUBJECT TO COMPLETION, DATED OCTOBER 25, 1996.

                                PROSPECTUS

                          THE BENDER GROWTH FUND
                       333 South Grand Avenue, Suite 4075
                         Los Angeles, California 90071
                          Telephone No. (213) 628-2907

The Bender Growth Fund (the "Fund") is one of a series of shares issued by The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), an open-end management investment company. The Fund's investment objective is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing in equity securities of companies that are leaders or potential leaders in rapidly growing and economically sensitive sectors of the economy. The companies that the Fund invests in should demonstrate superior annual growth in earnings and financial stability. Income is not a primary consideration in the selection of securities. There can be no assurance that the Funds' Investment Objective will be achieved. The net asset value per share of the Fund will fluctuate in response to changes in market conditions and other factors. See "Investment Objectives and Policies."

The Fund will be managed by SBG Capital Management, Inc (the "Fund Manager"). To provide primary investment advice to the Fund, SBG Capital Management has entered into a Sub-Investment Advisory Contract with Robert Bender & Associates (the "Investment Adviser"). As of September 30, 1996, Robert Bender & Associates, Inc. managed over $110 million of assets of institutional and individual clients. See "Investment Adviser."

Under the Fund's Variable Pricing System, investors may select Class Y or Class C shares, each with a public offering price that reflects different sales charges and expense levels. See "Variable Pricing System," "Purchase of Shares," and "Redemption of Shares." Class Y shares are offered at net asset value without an initial or contingent deferred sales charge, but subject to an annual Distribution Fee, and are available only to institutional investors (as defined herein) with an initial investment in the Fund of $25,000, and to Directors, officers and employees of the Company, the Investment Adviser, or Fund Manager and the Distributor, as well as private advisory clients of the Investment Adviser or Fund Manager. Class C shares are offered at net asset value without an initial sales charge, but subject to an annual Distribution and Service fee. See "Purchase of Shares."

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund, including expenses. Please retain it for future reference. A Statement of Additional Information, dated October , 1996 containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling the Fund at 333 South Grand Avenue, Los Angeles, California 90071/(800) SB FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is October   , 1996.

TABLE OF CONTENTS

                                                                      Page
 PROSPECTUS                                                             1
 FUND EXPENSES                                                          3
 Example                                                                4
 VARIABLE PRICING SYSTEM                                                5
 Differences Among the Classes                                          5
 Factors to Consider in Choosing a Class of Shares                      5
 Sales Charges                                                          5
 Ongoing Annual Expenses                                                5
 Other Information                                                      6
 THE FUND                                                               6
 INVESTMENT OBJECTIVE AND POLICIES                                      6
 OTHER INVESTMENT POLICIES AND THEIR RELATED RISKS                      7
 Commercial Paper                                                       7
 Borrowing                                                              7
 RISK FACTORS                                                           7
 Net Asset Value Fluctuation                                            7
 Foreign Securities                                                     8
 MANAGEMENT OF THE COMPANY AND THE FUND                                 8
 Fund Manager                                                           8
 Investment Adviser                                                     8
 Portfolio Managers                                                     9
 Advisory Agreements                                                    9
 Administrator                                                         10
 DISTRIBUTOR                                                           10
 PURCHASE OF SHARES                                                    11
 REDEMPTION OF SHARES                                                  12
 Involuntary Redemption                                                13
 Contingent Deferred Sales Charge--Class C Shares                      13
 NET ASSET VALUE                                                       13
 DIVIDENDS AND DISTRIBUTIONS                                           14
 BROKERAGE COMMISSIONS                                                 14
 TAXATION                                                              14
 General Tax Information                                               14
 Other Tax Laws                                                        15
 OTHER INFORMATION                                                     15
 Description of Shares                                                 15
 Performance Information                                               15
 Custodian, Dividend Disbursing Agent, Transfer Agent and Registrar    16
 Legal Matters                                                         16
 Shareholder Inquiries                                                 16
 Voting Rights                                                         16

FUND EXPENSES

The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund based on the Fund's operating expenses.

                                             Class Y  Class C
                                             -------- --------
Shareholder Transaction Expenses:
Maximum Initial Sales Charge                 None     None
   (as a percentage of offering price)
Maximum contingent deferred sales charge     None     1.00%/1/
   (as a percentage of redemption proceeds)
Annual Fund Operating Expenses:
   (as a percentage of average net assets)
Management fees                              0.00%/2/ 0.00%/2/
   (after expense reimbursement)
12b-1 fees                                   0.25%/3/ 1.00%/3/
Other Expenses                               2.50%/4/ 2.50%/4/
                                             -------- --------
Total Fund Operating Expenses                2.75%    3.50%
   (after expense reimbursements)

/1/ Investments in Class C shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within one year following such investments. See "Redemption of Shares."

/2/ During the current fiscal year the Fund Manager and Investment Adviser have agreed to voluntarily waive their Management Fees, which total 1.25%, to the extent necessary to prevent the Total Operating Expenses from exceeding 2.75% for Class Y shares and 3.50% for Class C Shares.

/3/ Long term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

/4/ Other Expenses are estimated.

The nature of the services for which the Fund is obligated to pay management fees is described under "Management of the Company and the Fund." "Other expenses" in the above table are estimated and include fees for shareholder services, custodial fees, legal and accounting fees, printing costs, registration fees, fees for any portfolio valuation service, the cost of regulatory compliance, the costs associated with maintaining the Fund's legal existence and the costs involved in communicating with shareholders. After a substantial period, the Service and Distribution fees, applicable to the Class C and Class Y shares, may total more than the maximum sales expenses that would have been permissible if imposed entirely as an initial sales charge.

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to an investment in the Fund. These amounts are based on payment by the Fund of operating expenses at the levels set forth in the above table, and are also based upon the following assumptions:

A shareholder would pay the following expenses on a $1,000 investment, (1) assuming 5% annual return and (2) redemption at the end of the following time periods:

        Shareholder expenses with
          Redemption at the end of one
          year and three years
                          1 YEAR 3 YEARS
                          ------ -------
          Class Y shares  $27.50  $86.68
          Class C shares  $45.00 $110.33
        Shareholder expenses with no
        Redemption
                          1 YEAR 3 YEARS
                          ------ -------
          Class Y shares  $27.50  $86.68
          Class C shares  $35.00 $110.33

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of future performance of the Fund.

VARIABLE PRICING SYSTEM

Differences Among the Classes

The primary distinctions among the classes of the Fund's shares are in their sales charge structures and ongoing expenses, as summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                             Annual 12b-1 Fees
         Initial             (as a % of average
         Sales Charge        daily net assets)   Other Information
         ------------        ------------------  -----------------
Class Y  None                Distribution fee of Minimum investment
                             0.25%               of $25,000
                                                 required; available
                                                 only to
                                                 institutional
                                                 investors
Class C  None                Service fee of      Shares subject to
                             0.25%; distribution contingent deferred
                             fee of 0.75%        sales charge of 1%
                                                 for shares redeemed
                                                 within 1 year from
                                                 date of purchase

Factors to Consider in Choosing a Class of Shares

In deciding which class of shares to purchase, investors should consider the cost of sales charges, together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances. Institutional Investors should purchase Class Y shares if the applicable minimum investment can be met.

Sales Charges

Class Y and Class C shareholders pay no initial or contingent deferred sales charges except as noted below. Thus, the entire amount of Class Y or C shareholder's purchase price is immediately invested in the Fund. Class C shares, are subject to a 1% contingent deferred sales charge if redeemed within one year of the date of purchase.

Ongoing Annual Expenses

Class C shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. Class C shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. Class Y shares pay an annual 12b-1 distribution fee of 0.25% of average daily net assets. An investor should consider both ongoing annual expenses in estimating the costs of investing in the Class C shares of the Fund shares over other available investments.

Expenses borne by classes may differ slightly in the event that other class-specific expenses, such as transfer agency fees, printing and postage expenses related to shareholder reports, prospectuses and proxies, and securities registration fees, are allocated to a specific class. The example set forth above under "Fund Expenses" shows the cumulative expenses an investor would pay over periods of one and three years on a hypothetical investment in each class of Fund shares, assuming an annual return of 5%.

Other Information

Investors should understand that distribution fees are intended to compensate Ascher/Decision Services, Inc., principal underwriter of the Fund's shares, for distribution services.

See "Distributor," "Purchase of Shares," and "Redemption of Shares" for a more complete description of the sales charges, service fees and distribution fees applicable to the Class C shares of the Fund.

THE FUND

The Bender Growth Fund (the "Fund") is one of a series of shares issued by The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), a diversified open-end management investment company. The Fund was incorporated under the laws of the State of Maryland on December 30, 1992, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 333 South Grand Avenue, Suite 4075,
Los Angeles, California 90071.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing in equity securities of companies that are leaders or have the potential to be leaders in rapidly growing and economically sensitive sectors of the economy. These companies often possess proprietary skills or products.

The Fund will generally invest in companies which have a higher than average annual rate of earnings growth on a sustained basis. The Fund will also invest in companies where it is anticipated that the companies will have a higher than average annual rate of earnings growth. These companies should also demonstrate financial stability, including strong management history, improving operating margins, pricing flexibility, higher rates of return on equity, and positive cash flow. The Fund may at times invest in companies where the financial stability of the company and its leadership in the particular economic sector leads the Fund to believe that the company's securities may appreciate in value on a long term basis. The Fund looks unfavorably on companies which have large debt positions on their balance sheets. The Fund may invest in securities of foreign companies that meet the Fund's investment objective.

The Fund anticipates that under normal conditions at least 80% of the Fund's assets will be invested in equity securities. Equity Securities include common and preferred stocks and securities convertible into or exchangeable for common stock, such as convertible preferred stocks, convertible debentures or warrants. In addition to investing in equity securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes.

OTHER INVESTMENT POLICIES AND THEIR RELATED RISKS

The Fund has adopted certain other policies as set forth below. For more detailed information on the Fund's investment techniques and the associated risks, see "Investment Objective and Policies and Associated Risks" in the Statement of Additional Information.

Commercial Paper

The Fund may invest in commercial paper which, at the date of investment, is rated A-2 or higher by Standard & Poor's Corporation or Prime-2 or higher by Moody's Investor's Service, Inc. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.

Borrowing

The Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes. However, the Fund is authorized to borrow money up to 33 1/3 of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by the Fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, the Fund will not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets. For more detailed information with respect to the risks associated with borrowing, see the heading "Borrowing" in the Statement of Additional Information.

RISK FACTORS

Net Asset Value Fluctuation

Due to the nature of the companies in which the Fund will invest, the net asset value of the Fund may be subject to price fluctuation. Factors contributing to such fluctuation include: competition within an economic sector, economic forces affecting a particular economic sector and the individual companies performance compared against an industry as a whole. General changes in the national and international economy and the market for equity securities may have an impact of the fluctuation of the net asset value of the Fund. Therefore, the current net asset value of the

Fund's shares may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such an investment program, nor should investment in the Fund be considered a balanced or complete investment program.

Foreign Securities

Transactions involving foreign equity securities involve consideration and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, reduced and less reliable information about issuers and markets, different accounting standards, illiquidity of securities and markets, local economic and political stability, the possible imposition of withholding taxes and possible seizure or nationalization of foreign holdings. Additionally, investing in foreign securities involves higher costs than investing in U.S. securities.

MANAGEMENT OF THE COMPANY AND THE FUND

The business and affairs of the Company are managed under the direction of the Board of Directors. Information about the Company's Directors and executive officers may be found in the Statement of Additional Information.

Fund Manager

SBG Capital Management, Inc. (the "Fund Manager") will manage the Fund's business affairs and has entered into an Investment Advisory Agreement with The Fund. Its principal office is located at 333 South Grand Avenue, Suite 4075, Los Angeles, California 90071. A Sub-Investment Advisory Agreement (the "Sub-advisory Agreement") has been entered into between the Fund Manager and Robert Bender & Associates, Inc. (the "Investment Adviser") who will provide the primary and ongoing investment advice to the Fund. The Fund Manager serves as the fund manager to the Starbuck Tisdale Growth and Income Fund, a series of shares of the Company. Stephen Y. Ascher and Steven A. Arnold own controlling interests in the Fund Manager.

Investment Adviser

The Investment Adviser was founded in 1972 and was subsequently incorporated in 1978. The Investment Adviser is located at 525 Starlight Crest Drive,
La Canada, California 91011. As of September 30, 1996, the Investment Adviser managed $110 million of assets for various institutional clients, including pension and profit sharing plans, foundations and companies, as well as high net worth individuals. The Investment Adviser has not previously served as an investment adviser to a registered investment company. Robert L. Bender owns a controlling interest in the Investment Adviser.

Portfolio Managers:

Robert L. Bender--President. After earning a Masters in Business Administration from the University of California at Los Angeles, Mr. Bender began his investment career, with Douglas Aircraft Co. as a member of the treasury staff. Between 1966 and 1970 Mr. Bender was a portfolio manager with Pennsylvania Life and the Shamrock Fund. His last position before founding the Investment Adviser was with BWA Inc. as portfolio manager from 1970 to 1972. In 1972, Mr. Bender formed his own capital management firm. He subsequently incorporated the Investment Adviser in 1978. Since that time, Mr. Bender has been the sole shareholder, president, and treasurer of the Investment Adviser.

Reed G. Bender--Vice President. Joined Robert Bender & Associates in 1990 and currently is responsible for research as well as portfolio management. He is a 1990 graduate of the University of the Pacific.

Advisory Agreements

Under the terms of an Investment Advisory Agreement with the Company on behalf of the Fund, (the "Advisory Agreement"), the Fund Manager furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser, pursuant to the Sub-Advisory Agreement, makes the day-to-day decisions with regard to the Fund.

The Fund Manager and Investment Adviser furnish office space, equipment and personnel in connection with the performance of their responsibilities. The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, brokerage and commission expenses; interest charges; fees and expenses of legal counsel and independent auditors; the Fund's organizational and offering expenses, whether or not advanced by the Fund Manager; taxes and governmental fees; cost of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's shares; membership fees in trade associations; expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of annual and special shareholders meetings; expenses of filing reports and other documents with governmental agencies; charges and expenses of the Fund's Administrator, custodian and registrar, transfer agent and dividend disbursing agent; distribution and service fees; expenses of disbursing dividends and distributions; compensation of the Fund's officers, directors and employees who are not affiliated with the Fund Manager, Investment Adviser or Administrator; travel expenses of Directors of the Company for attendance at Board meetings; insurance expenses; indemnification and other expenses not expressly provided for in the Advisory Agreement; and any extraordinary expenses of a nonrecurring nature.

The Fund Manager and Investment Adviser have agreed that if in any fiscal year the aggregate expenses of the Fund (including advisory and administrative fees, but generally excluding 12b-1 fees, interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund Manager and the Investment Adviser will, to the extent required by law, reduce their fees from the Fund by the amount of such excess expense, such amount to be allocated between them in the proportions that the respective fees bear to the aggregate of such fees paid by the Fund.

For its services, the Fund Manager will receive from the Fund a monthly fee at an annual rate of 1.25% of the Fund's average daily net assets. The Fund Manager pays the Investment Adviser a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets. The Management Fees payable by the Fund are higher than the rate payable by most mutual Funds.

Administrator

Under the terms of an administration agreement between SEI Fund Resources (the "Administrator") and the Fund (the "Administration Agreement"), the Administrator performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the services rendered to the Fund, the Fund will pay the Administrator a fee equal on an annual basis the higher of 0.15% of the Fund's average daily net assets, reduced to 0.125% of such net assets in excess of $50 million, and further reduced to 0.10% of such net assets in excess of $100 million or $60,000. The principal address of the Administrator is 680 E. Swedesford Road, Wayne, Pennsylvannia 19087-1658.

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Fund dated September 17, 1996 Ascher/Decision Services, Inc. (the "Distributor"), located at 333 South Grand Avenue, Suite 4075, Los Angeles, California 90071, is the principal underwriter of the Fund's shares. The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

The Fund has adopted a Service and Distribution Plan (the "Plan") with respect to its Class C shares and Class Y shares, pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain shareholder services. Under the Plan, the Distributor is paid a service fee at an annual rate of 0.25%, and a distribution fee at an annual rate of 0.75%, of the value of average daily net assets of the Class C shares. The Distributer is paid a distribution Fee at an annual rate of 0.25% of the value of the average daily net assets of the Class Y shares.

Under the Plan for Class C shares, the Distributor uses the service fees primarily to compensate securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

The Plan pertaining to Class C shares and Class Y shares permits payments to be made by the Fund to the Distributor for expenditures incurred by it in connection with the distribution of Fund shares to investors and provision of certain shareholder services including but not limited to the payment of compensation, including incentive compensation to Service Organizations to obtain various distribution related services for the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees received by the Distributor.

Payments under the Plan are not tied exclusively to the distributions and/or shareholder services expenses actually incurred by the Distributor and the payments may exceed distribution and/or service expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

PURCHASE OF SHARES

Shares of the Fund are sold on a continuous basis and may be purchased on any day the New York Stock Exchange is open through authorized investment dealers or directly from the Fund's Distributor, or the Fund's transfer agent if the purchase is made by mail. Only the Distributor and investment dealers that have a sales agreement with the Distributor are authorized to sell shares of the Fund.

Shares will be credited to a shareholder's account at the net asset value next computed after an order is received by the Distributor or a dealer. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so and to suspend the offering of shares of any class for any period of time.

The minimum initial investment for Class C shares is $2,500 ($1,000 for IRA accounts) and subsequent investments must be at least $100. The minimum initial investment for Class Y shares is $25,000 and subsequent investments must be at least $10,000.

Class Y shares are sold without an initial or a contingent deferred sales charge. Class Y shares are offered only to institutional investors with a minimum investment in the Fund of $25,000, and to directors, officers and employees of the Company, the Fund Manager, the Investment Adviser, and the Distributor, as well as private advisory clients of the Investment Adviser or Fund

Manager. As used herein, "institutional investors" includes financial institutions (such as banks, savings institutions and credit unions); pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers; and broker-dealers acting for their own accounts or for the accounts of their customers through an omnibus account.

Class C shares are sold without an initial sales charge. However, a 1.00% contingent deferred sales charge will be imposed in the event of certain redemption transactions within one year following such investments.

An account may be opened by mailing a check or other negotiable bank draft, payable to The Bender Growth Fund for $2,500 ($1,000 for an IRA account) for Class C shares, or $25,000 for Class Y shares, together with the completed Investment Application Form included with this Prospectus to the Transfer Agent at National Financial Data Services ("NFDS"), 1004 Baltimore, Kansas City, MO 64105-1807. All such investments are made at the net asset value next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the shareholder's address of record. When placing purchase orders, investors should specify the class of shares being purchased. All share purchase orders that fail to specify a class will automatically be invested in Class C shares, unless the purchase order meets the investment criteria for purchase of Class Y shares, in which case, the purchase order will be invested in Class Y shares. There is no right to convert Class C shares to Class Y shares or vice versa.

REDEMPTION OF SHARES

Shareholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to NFDS, 1004 Baltimore, Kansas City, MO 64105-1807. If stock certificates have been issued for shares being redeemed, such certificates must accompany the written request with the shareholder's signature guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a registered securities broker-dealer member of a recognized national securities exchange. No signature guarantees are required for shares for which certificates have not been issued when an application is on file with the Transfer Agent and payment is made to the shareholder of record at the shareholder's address of record. However, if the proceeds of the redemption are greater than $50,000, or are to be paid to someone other than the registered holder, or to other than the shareholder's address of record, or if the shares are to be transferred, the owner's signature must be guaranteed as described above. The redemption price shall be the net asset value per share next computed after receipt of the redemption request in proper order. See "Net Asset Value."

The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension. The Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days from the purchase date.

The value of shares on redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.

Involuntary Redemption

The Fund may at its discretion redeem an investor's shares if the net asset value of such shares is less than $500; provided that such involuntary redemptions will not result from fluctuations in the value of an investor's shares. In addition, the Fund may at its discretion redeem the shares of any investor who has failed to provide the Fund with a certified taxpayer identification number or such other tax-related certifications as the Fund may require. It should be noted that involuntary redemptions of IRA accounts could have adverse tax consequences.

See the Statement of Additional Information for further information regarding redemption of the Fund's shares.

Contingent Deferred Sales Charge--Class C Shares

In order to recover commissions paid to dealers on investments in Class C shares, a contingent deferred sales charge of 1% applies to certain redemptions of such shares made within the first year after investing. No charge is imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gains distributions plus (b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year.

NET ASSET VALUE

The net asset value of the Fund's shares will be determined as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Standard Time) on each day that the New York Stock Exchange is open for trading.

Net asset value per share is determined by dividing the value of the net assets of the Fund by the total number of shares outstanding. The per share net asset values and total returns of the various classes will differ due to differing expenses borne by each class.

Portfolio securities that are traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute at least annually to shareholders substantially all of the Fund's net investment income. Net realized capital gains, if any, will be distributed at least annually to shareholders. All dividends and distributions will be automatically reinvested in shares of the Fund unless the shareholder elects to be paid in cash by notifying the Transfer Agent in writing. The per share dividends on Class Y shares will be higher than the per share dividends on Class C shares as a result of lower expenses applicable to Class Y shares.

BROKERAGE COMMISSIONS

All portfolio transactions will be effected at the best price and execution obtainable within the scope of the Fund's brokerage policies, which are described under the heading "Brokerage Allocation and Portfolio Transactions" in the Statement of Additional Information. The Fund's brokerage policies provide that the receipt of research services from a broker and the sale of Fund shares by a broker are factors which may be taken into account in allocating securities transactions.

TAXATION

General Tax Information

The Fund intends to be treated as a regulated investment company under the federal tax law. As such, the Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Fund intends to distribute each year substantially all of its income and gains.

Shareholders will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Shareholders must treat dividends, other than capital gain dividends, as ordinary income. Dividends designated as capital gain dividends are taxable to shareholders as long-term capital gain. Certain dividends declared in October, November, or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. The Fund will advise shareholders annually of the amount and nature of dividends paid to them.

Other Tax Laws

The preceding discussion relates only to federal income taxes; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in the Fund, see "Tax Status" in the Statement of Additional Information.

OTHER INFORMATION

Description of Shares

The Company was organized as a Maryland corporation on December 30, 1992. The Fund currently issues two classes of common stock, $.01 par value per share, designated Class Y, and Class C shares. The Company currently has one series of shares, in addition to the Fund, the Starbuck, Tisdale Growth and Income Fund. All shares represent interests in the same assets of the Fund and are identical in all respects except that each class bears different distribution expenses and may bear various class-specific expenses, and each class has exclusive voting rights with respect to its service and/or distribution plan. The Fund is controlled by Robert Bender & Associates which owns all the currently issued and outstanding shares of the Fund. See "Other Information-- Voting Rights." Class C shares are subject to a distribution and service fee which will cause Class C shares to have a higher expense ratio and pay lower dividends than Class Y shares. Shares of the Fund issued are fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Performance Information

The Fund may include its total return in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of one, five and ten years (or up to the life of the Fund), will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time. For a description of the methods used to determine total return for the Fund, see "Performance Information" in the Statement of Additional Information.

Custodian, Dividend Disbursing Agent, Transfer Agent and Registrar

The transfer agent, dividend disbursing agent and registrar for the shares of the Fund will be National Financial Data Services. Its address is 1004 Baltimore, Kansas City, MO 64105. The Fund's securities and cash are held under a Custodial Agreement with UMB Bank, 928 Grand Boulevard, Kansas City, MO 64141.

Legal Matters

Dechert Price & Rhoads, Washington, D.C. has passed upon certain legal matters in connection with the shares offered by this Prospectus, and also acts as counsel to the Fund.

Shareholder Inquiries

Shareholder inquires should be directed to 333 South Grand Ave., Suite 4075, Los Angeles, California 90071 or by Calling (800) SB FUNDS.

Voting Rights

All shares have equal voting rights and equal rights with respect to dividends, assets and liquidation, except only the shares of a given class vote on matters pertaining to that class and classes differ with respect to sales load structure and certain fees.

The Company does not intend to hold annual shareholder meetings, but does intend to hold periodic information meetings for shareholders, at the Investment Adviser's expense, at which the Fund's performance and prospects will be reviewed. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company's outstanding shares.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information and/or in the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

FUND MANAGER

SBG Capital Management Inc
333 S. Grand Avenue, Suite 4075

Los Angeles, CA 90071

INVESTMENT ADVISER

Robert Bender & Associates
525 Starlight Crest Drive
La Canada, CA 91099

TRANSFER AGENT

National Financial Data Service
1004 Baltimore
Kansas City, MO 64105-1807

CUSTODIAN

UMB Bank
928 Grand Boulevard
Kansas City, MO 64141

PRINCIPAL UNDERWRITER

Ascher/Decision Services, Inc.
333 South Grand Avenue
40th Floor
Los Angeles, CA 90071

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
1000 Wilshire Blvd.
Los Angeles, CA 90017

For more complete information about any other fund in the Santa Barbara Group of Mutual Funds, including charges and expenses, please call (213) 628-2907 or
(800) SB FUNDS or write to Ascher/Decision Services, Inc. and request a free prospectus. Read the prospectus carefully before you invest or send money.

                          [LOGO OF SANTA BARBARA GROUP]


                                      The
                                     Bender
                                  Growth Fund
                              ------------------

                        The date of this Prospectus is .

                            THE BENDER GROWTH FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER __, 1996



     The Bender Growth Fund (the "Fund") is currently one of a series of shares of Santa Barbara Group of Mutual Funds Inc. (the "Company"), a open-end investment management company. The Fund has entered into an Investment Agreement with SBG Capital Management, Inc. (the "Fund Manager"), which has entered into a Sub-Investment Advisory Agreement with Robert Bender & Associates ("Investment Adviser") which will provide primary and ongoing investment advice to the Fund.

     This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus dated October 2, 1996 of the Fund and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund by writing to or calling the Fund at 333 South Grand Ave., Suite 4075, Los Angeles, California 90071/(800) SB FUNDS.

                               TABLE OF CONTENTS


                                                                    Page

INVESTMENT OBJECTIVE AND POLICIES AND
  ASSOCIATES RISKS                                                     3
     U.S. Government Securities                                        3
     Commercial Paper                                                  3
     Repurchase Agreements                                             3
     Foreign Securities                                                4
     Loans of Portfolio Securities                                     4
     Borrowing                                                         5
INVESTMENT RESTRICTIONS                                                5
DIRECTORS AND OFFICERS                                                 7
INVESTMENT ADVISORY AND OTHER SERVICES                                 8
     Investment Adviser/Fund Manager                                   8
     Custodian, Dividend Disbursing Agent,
       Transfer Agent and Registrar                                    9
     Independent Accountants                                           9
     Counsel                                                           9
BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS                        9
PURCHASE, REDEMPTION AND PRICING OF SHARES                            10
     Pricing of Shares                                                10
TAX STATUS                                                            11
     Currency Fluctuations -- "Section 988" -- Gains or Losses        12
     Investment in Passive Foreign Investment Companies               12
     Debt Securities Acquired at a Discount                           13
     Distributions                                                    13
     Disposition of Shares                                            14
     Backup Withholding                                               14
     Other Taxation                                                   15
DISTRIBUTION OF FUND SHARES                                           15
PERFORMANCE INFORMATION                                               15
REGISTRATION STATEMENT                                                17
FINANCIAL STATEMENTS                                                  18

             INVESTMENT OBJECTIVE AND POLICIES AND ASSOCIATED RISKS

     The Fund's investment objective and policies are described in the Prospectus under the heading "Investment Objective and Policies." Additional information concerning the characteristics of certain of the Fund's investments are set forth below.

     The Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares. As used in this Statement of Additional Information and the Prospectus, a "majority of the Fund's outstanding shares" means the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.


U.S. GOVERNMENT SECURITIES

     The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve Federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.


COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer from by bank holding companies, corporations and finance companies.

The Fund may invest in commercial paper which, at the date of investment, is rated A-1 or higher by Standard & Poor's Corporations or Prime-1 or higher by Moody Investors Services, Inc.


FOREIGN SECURITIES

     The Fund may invest up to 15% of the value of its total assets in securities of foreign issuers represented by American Depositary Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange. Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.

Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING

     The Fund is authorized to borrow money from a bank in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940 ("1940 Act") to meet redemption requests. The Fund will not purchase portfolio securities while borrowing exceed 5% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase of decrease in the market value of the Fund. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowing, transfer as collateral securities owned by the Portfolio.


                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. The Fund may not:



     1. make further investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

     2. invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

     3.   borrow money or issue senior securities (as defined in the 1940
          Act) except that the Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     4. pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 above;

     5. make loans of securities to other persons except loans of portfolio securities and provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations;

     6. underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

     7. purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

     8. purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or,

     9. make investments for the purpose of exercising control or management.

     10. invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

     1.   invest in securities issued by an investment company;


     2. invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

     3. invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value; or,

     4. Invest more than 10% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation.


     With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.



                             DIRECTORS AND OFFICERS

     The Board of Directors of the Company is responsible for the overall management and operation of the Fund. The Directors and officers of the Company and their principal occupations during the last five years are set forth below:

                                                    Principal Occupation
       Name              Position with Company      During Past 5 Years
       ----              ---------------------      -------------------

Stephen Y. Ascher(1)     Director, Chief            Chairman, Director and
                         Executive Officer;         Chief Executive Officer
                         Chief Financial            of the Underwriter;
                         Officer, Treasurer         Chairman, Director and
                                                    Shareholder of Capital
                                                    Management Group
                                                    registered investment
                                                    adviser.


Steven W. Arnold(1)      Director, President        Officer, Director and
                         and Secretary              Shareholder of Capital
                                                    Management Group; Marketing
                                                    Manager for Robert Bender
                                                    & Associates.


L. David Tisdale(1)(2)   Director                   Chairman of the Board
                                                    of Directors, Chief
                                                    Executive Officer,
                                                    Shareholder and President
                                                    of the Sub-Investment
                                                    Adviser


Robert L. Bender(1)(2)   Director                   Chairman of the Board of
                                                    Directors, Chief Executive
                                                    Officer, Shareholder and
                                                    President of Robert Bender
                                                    & Associates, a registered
                                                    investment adviser


Hugh M. Grant            Director                   Partner with Ernst &
                                                    Young, certified public
                                                    accountants


Watson M. Laetsch        Director                   Former Vice-chancellor,
                                                    University of California,
                                                    Berkeley; Consultant to
                                                    non-profit corporations
                                                    and foreign entities.


John W. Svendsen         Director                   Investor


                                                    Principal Occupation
       Name              Position with Company      During Past 5 Years
       ----              ---------------------      -------------------

Robert A. Graham, Jr.    Assistant Secretary        Attorney

(1) Director who is an "interested person" of the Company, as defined in the 1940 Act.
(2)  "Controlling person" of the Investment Adviser, as defined in the 1940 Act.


                                                   Pension or                             Total
                             Aggregate         Retirement Benefits      Estimated      Compensation
                         Compensation from     Accrued As Part of       Benefits       from Company
Name of Director              Company           Company Expenses     Upon Retirement       and
                                                                                       Fund Complex

Hugh M. Grant          $1,000 per year                         -0-               -0-         $2,000
                       plus $250 per meeting


Watson M. Laetsch      $1,000 per year                         -0-               -0-         $2,000
                       plus $250 per meeting


John W. Svendsen       $1,000 per year                         -0-               -0-         $2,000
                       plus $250 per meeting


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

     The investment adviser of the Fund is Robert Bender & Associates (the "Investment Adviser"), in which Robert L. Bender owns a controlling interest.
It has been retained under an Investment Advisory Agreement (the "Advisory Agreement") with the Fund Manager, SBG Capital Management, subject to the authority of the Board of Directors. The Investment Adviser was incorporated in December, 1978.

     Under the terms of the Advisory Agreement, the Fund Manager furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. However, pursuant to the Sub-Advisory Agreement, the Investment Adviser makes the day to day decisions with regard to the Fund.

     For its services, the Fund Manager receives from the Fund a monthly fee at an annual rate of 1.25% of the Fund's average daily net assets.

     The Investment Adviser is paid by the Fund Manager monthly at an annual rate of 0.50% of the Fund's average daily net assets.

     The Advisory Agreement and Sub-Advisory Agreement will continue in effect for a period of two years from their effective date. If not sooner terminated, the Advisory Agreement and Sub-Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Company's Board of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval; and, (b) either (i) the vote of a majority of the outstanding voting securities of the Fund or (ii) the vote of a majority of the Company's Board of Directors. The Advisory Agreement and Sub-Advisory Agreement may be terminated at any time by the Fund on 60 days' written notice, without the payment of any penalty, upon the vote of a majority of the Company's Board of Directors of a majority of the outstanding voting securities of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investment Adviser may terminate the Advisory Agreement and Sub-Advisory Agreement without penalty on 90 days written notice to the Fund.


CUSTODIAN, DIVIDEND DISBURSING AGENT, TRANSFER AGENT AND REGISTRAR

     The transfer agent, dividend disbursing agent and registrar for the shares of the Fund is National Financial Data Services ("Transfer Agent"). Its address is 1004 Baltimore, Kansas City, Missouri 64105. The Fund's securities and cash are held under a Custodial Agreement with UMB Bank. Its address is 928 Grand Boulevard, Kansas City, Missouri 64141.


INDEPENDENT ACCOUNTANTS

     Deliotte Touche, LLP serves as the independent public audit services, tax and accounting assistance, and consultation in connection with Securities and Exchange Commission filings. Its address is 1000 Wilshire Blvd., Los Angeles, California 90017.

COUNSEL

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, has passed upon certain legal matters in connection with the shares offered by the Fund, and also acts as counsel to the Fund.


                BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for its transactions. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission.

     Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Investment Adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Sub-Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and the Investment Adviser, the Investment Adviser has advised that such information is, in its opinion, only supplementary to the Investment Adviser's own research activities and the information must still be analyzed, weighed and reviewed by the Investment Adviser.

     The Fund will not purchase securities from, or sell securities to, the Fund Manager or Investment Adviser. The Investment Adviser may take into account the sale of Fund shares by a broker in allocating brokerage transactions.

     It is anticipated that the Fund's annual portfolio turnover rate will not exceed 40%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less. The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Fund.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Purchase and redemptions are discussed in the Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value", and that information is incorporated herein by reference.

     The Fund reserves the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closing; (ii) the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders; or (iii) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Fund may, at its discretion, redeem an investor's shares if the net asset value of such shares is less than $ 500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. In addition, the Fund may redeem the shares of any investor who has failed to provide the Fund with a certified taxpayer identification number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $500 or more, or unless a certified taxpayer identification number (or such other information as the Fund has requested) has been provided, as the case may be. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.


PRICING OF SHARES

     As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 p.m. Eastern Standard Time on each day the Fund is open for business and the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and the Monday's before New Year's Day, Independence Day, and Christmas Day if any of these holidays fall on a Tuesday, and the Friday's after New Year's Day, Independence Day, or Christmas Day if any of these holidays falls on a Thursday, and the Friday after Thanksgiving Day. The value of portfolio securities that are traded on stock exchange outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation.


                                   TAX STATUS

     The Fund intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, other securities or other income derived with respect to its business of investing in such stock or other, securities; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of assets held less than three months, (i) stock or securities; and
(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with cash other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.



     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.


CURRENTLY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income. If section 988 losses exceed other net investment income during a taxable year, the Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as capital gain.


INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. In addition, other elections may become available that would affect the tax treatment of PFIC shares held by the Fund. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

     In addition, investment income and gains received by the Fund from sources outside the United States may be subject to foreign taxes which were withheld at the source. Since the percentage of the Fund's total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which the Fund's assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

DISTRIBUTIONS

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

     The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of the Fund's shares, except in the base of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the fund with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

OTHER TAXATION

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                          DISTRIBUTION OF FUND SHARES

     Ascher/Decision Services, Inc. serves as the Fund's Distributor pursuant to a Distribution Contract ("Distribution Contract") with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

                            PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and total return in advertisements, sales literature, or reports to shareholders or prospective investors.

     Quotations of yield for the Fund will be based on all investment income per share during a particular 30-day (or one accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                                 6
                    2 [ (a-b + 1)   - 1]
                         -------
                           cd


     where     a =  dividends and interest earned during the period;
               b =  expenses accrued for the period (net of reimbursements);
               c =  the average daily number of shares outstanding during the period that were entitled to receive dividends; and,
               d =  the maximum offering price per share on the last day of the period.


     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), calculated pursuant to the following formula:


                             n
                    P (1 + T)   = ERV

     where     P =  a hypothetical initial payment of $1,000;
               T =       the average annual total return;
               n =       the number of years; and,
               ERV =     the ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the period.

Quotations of aggregate total return for the Fund may be shown for periods of less than one year, calculated pursuant to the following formula: P (1 + T) = ERV, where P and ERV have the same meaning as indicated above, and T = the aggregate total return. All total return figures reflect the deduction of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

     In reports or other communications to shareholders or in advertising material, the Fund's performance may be compared with that of other mutual funds listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. The performance information may also include evaluations of the Fund published by nationally recognized financial publications such as Barron's, Business Week, CDA Investment Technologies, Inc., Forbes, Fortune, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

     The Investment Adviser may also report to shareholders or to the public in advertisements on the comparative performance or standing of the Investment Adviser in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or the Investment Adviser, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund's portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.


                             REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respect by such reference.

[LETTERHEAD OF DELOITTE & TOUCHE LLP]


INDEPENDENT AUDITORS' REPORT

Santa Barbara Group of Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of The Bender Growth Fund (the "Fund") of the Santa Barbara Group of Mutual Funds, Inc. (the "Company") as of October 7, 1996. The financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the financial position of the Company at October 7, 1996 in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

October 10, 1996

                   SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
                      Statement of Assets and Liabilities
                                October 7, 1996

                                                        The Bender
                                                       Growth Fund
Assets:
        Cash                                           $  105,000
        Deferred Organization Costs                        52,500
                                                          -------
                Total Assets                              157,500
                                                          -------

Liabilities:
        Accrued Expenses                                   52,500
                                                           ------
                Total Liabilities                          52,500
                                                           ------

Net Assets:
        Fund Shares of Class Y (unlimited Shares
        Authorized-$0.1 par value) based on 10,500
        outstanding shares of common stock                105,000
                                                          -------
                Total Net Assets                        $ 105,000
                                                        =========

See the notes to financial statement below.

1.  Significant Accounting Policies
    The Bender Growth Fund (the "Fund") is one of a series of shares issued by The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), a diversified open-end investment company. The Company was incorporated under the laws of the State of Maryland on December 20, 1992. To date, the Fund has had no transactions other than those relating to organization matters and the issuance of 10,500 shares of common stock to certain affiliates of Robert Bender and Associates, Inc. (the "Sub-Advisor"). The Company is registered under the Investment Company Act of 1940, as amended (the "Act").

    The Fund's investment objective is to provide shareholders with long-term appreciation by investing in equity securities of companies that are leaders or have the potential to be leaders in rapidly growing and economically sensitive sectors of the economy.

    Use of Estimates The preparation of the accompanying financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from the estimates.

2. Investment Advisory and Management Agreement and Other Transactions with Affiliates The Company has entered into an Investment Advisory and Management Agreement with SBG Capital Management, Inc. (the "Fund Manager"). For its services, the Fund Manager is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. The Fund Manager and Robert Bender and Associates, Inc. are parties to a Sub-Advisory Agreement in which the Sub-Advisor is entitled to receive a fee from the Fund Manager, which is calculated daily and paid monthly, at an annual rate of .50% of the average daily net assets of the Fund. The Fund Manager and the

     Sub-Advisor have agreed to voluntarily waive a portion of their fees in order to limit the operating expenses of the Fund.

     The Company has entered into a Distribution Agreement with Ascher/Decision Services, Inc. (the "Distributor"), an affiliate of the Company, to provide non-exclusive distribution of shares of the Fund. Certain officers and/or directors of the Company are officers and/or directors of the Sub-Advisor and/or the Distributor.

     SEI Fund Resources (the "Administrator"), a Delaware business trust, serves as administrator to the Company. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, is the owner of all beneficial interest in the Administrator. The Company and the Administrator are parties to an Administrator Agreement under which the Administrator provides the Company with management and administrative services for an annual fee as follows, based on the Fund's average daily net assets: .15% on the first $50 million; .125% on the next $50 million; .10% in excess of $100 million, or a minimum annual fee based on the terms of the Agreement.

3.  Federal Income Taxes
    The Company intends to comply with the requirements of the Internal Revenue Code that are necessary to qualify as a regulated investment company. As such, the Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders.

4.  Organization Costs
    Certain organization costs in the amount of $52,500 have been deferred by the Fund and will be amortized over a five-year period from commencement of operations. In the event that the Sub-Advisor or certain of its affiliates or any holder thereof redeem any of their original shares from the Funds prior to the end of the five-year period, the proceeds of the redemptions payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized deferred organization costs as of the date of such redemption. In the event that the Fund liquidates prior to the end of the five-year period, the Sub-Advisor will reimburse the Fund for any unamortized deferred organization expenses.

                          PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements

     (b) Exhibits (the number of each exhibit relates to the exhibit designation in Form N-1A):

          (1)(a)    Articles of Incorporation*
             (b)    Articles of Amendment*
          (2)       By-Laws*
          (2)(c)    Articles Supplementary
          (3)       Not Applicable
          (4)       Not Applicable
          (5)(a)    Form of Investment Advisory Agreement
             (b)    Form of Sub Advisory Agreement
          (6)       Form of Distribution Agreement**
          (7)       Not Applicable
          (8)       Custodial Agreement**
          (9)(a)    Form of Transfer Agency and Service Agreement**
          (10)      Opinion of Counsel**
          (10)(b)   Consent of Counsel**
          (11)      Consent of Independent Auditors
          (12)      Not Applicable
          (13)      Initial Capital Agreement**
          (14)      Not Applicable
          (15)      Service and Distribution Plan
          (16)      Not Applicable
          (17)      Not Applicable
          (18)      Multi-Class Plan**
--------------------

* Filed in the Registrant's initial Registration Statement on December 30, 1992 and incorporated by reference herein.

** Filed in Pre-effective Amendment No. 4 on October 4, 1996 and incorporated herein by this reference.


Item 25.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------

          As of the date of this Post-Effective Amendment, Robert Bender & Associates own all of the issue and outstanding shares of the Fund which were acquired in connection with investing statutory seed money in the Fund.

Item 26.  Number of Holders of Securities.
          -------------------------------

          As of the date of this Registration Statement, there are four shareholders of record of Registrant's shares.

Item 27.  Indemnification.
          ---------------

          Reference is made to Article 7.6 in the Registrant's Articles of Incorporation, which are incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Articles of Incorporation, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of the Fund Manager and Investment
          -----------------------------------------------------------------
          Adviser
          -------

                                 FUND MANAGER
                                 ------------
                         SBG Capital Management, Inc.
                         ----------------------------



Name                   Position with          Other Affiliations
----                   -------------          ------------------
                       Fund Manager
                       ------------

Stephen Y. Ascher      Chief Executive        Director, Chief Executive
                       Officer, Chief         Officer, Chief Financial
                       Financial Officer      Officer, Treasurer of the
                                              Company

Steven W. Arnold       President, Secretary   Director, Chief Financial
                                              Officer, Secretary of the

                                              Company


                              INVESTMENT ADVISER
                              ------------------
                          Robert Bender & Associates
                          --------------------------

Name                   Position with Advisor       Other Affiliations
----                   ---------------------       ------------------
Robert L. Bender       Director, President,        Director of the Company
                       Treasurer

Reed G. Bender         Vice President              None

Sandra M. Bender       Secretary                   None

Item 29.  Principal Underwriters
          ----------------------

          (a) Ascher/Decision Services, Inc. ("Ascher") serves as Distributor of shares of the Fund.

          (b) The directors and officers of Ascher are set forth below. Unless otherwise indicated, their address is 333 South Grand Ave, Suite 4075, Los Angeles, California 90071.


Name                         Positions and          Positions and
----                         -------------          -------------
Registrant                   Offices with Ascher    Offices with Registrant
----------                   -------------------    -----------------------

Stephen Y. Ascher            Director, President    Director, Chief
                             and Treasurer          Executive Officer,
                                                    Chief Financial
                                                    Officer, Treasurer



Sheldyn Ascher Montagne      Secretary              None





John McCutcheon              Director               None
517-1177 W. Hastings
Vancouver, B.C. Canada

          (c)  Not Applicable

Item 30.  Location of Accounts and Records
          --------------------------------

     The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of SBG Capital Management, Inc., 333 S. Grand Avenue, Los Angeles, California 90071; the offices of Robert Bender & Associates, 525 Starlight Crest Dr., La Canada, California 91099 and SEI Fund Resources, 680 E. Swedesford Road, Wayne, Pennsylvania 19087-1658.


Item 31.  Management Services
          -------------------

     Not Applicable.


Item 32.  Undertakings
          ------------

          (a)  Not Applicable.

          (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's Registration Statement under the Securities Act of 1933.

          (c) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director of Directors when requested to do so by the holders of at lease 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Los Angeles, and State of California on this 25th day of October, 1996.

          THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.


          BY:  /s/ Stephen Y. Ascher
             __________________________________________
               Stephen Y. Ascher
               Chief Executive Officer


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A has been signed below by the following persons on behalf of The Santa Barbara Group of Mutual Funds, Inc. in the capacity and on the date indicated:



DATED:  October 24, 1996      /s/ Stephen Y. Ascher
                              ___________________________________
                              Stephen Y. Ascher, Chairman
                              Director, Chief Executive Officer,
                              Chief Financial Officer, Secretary
                              and Treasurer

DATED:  October 24, 1996      /s/ Steven W. Arnold
                              ___________________________________
                              Steven W. Arnold
                              Director, President, and Chief Investment
                              Officer, Secretary

DATED:  October 24, 1996      /s/ L. David Tisdale
                              ___________________________________
                              L. David Tisdale
                              Director

DATED:  October 24, 1996      /s/ Watson M. Laetsch
                              ___________________________________
                              Watson M. Laetsch
                              Director


DATED:  October 24, 1996      /s/ Hugh M. Grant
                              ___________________________________
                              Hugh M. Grant
                              Director


DATED:  October 24, 1996      /s/ John W. Svendsen
                              ___________________________________
                              John W. Svendsen
                              Director


DATED:  October 24, 1996      /s/ Robert L. Bender
                              ___________________________________
                              Robert L. Bender
                              Director